Exhibit 99.1

FOR IMMEDIATE RELEASE

October 30, 2018

For further information contact:

Craig L. Montanaro, President and Chief Executive Officer, or

Keith Suchodolski, Executive Vice President and Chief Financial Officer

Kearny Financial Corp.

(973) 244-4500

KEARNY FINANCIAL CORP.

REPORTS FIRST QUARTER 2019 OPERATING RESULTS

Fairfield, New Jersey, October 30, 2018 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), today reported net income for the quarter ended September 30, 2018 of $11.1 million, or $0.12 per basic and diluted share. The results represent an increase of $3.4 million compared to net income of $7.7 million, or $0.08 per basic and diluted share, for the quarter ended June 30, 2018.

Craig L. Montanaro, President and Chief Executive Officer, commented, “We are pleased with how we have continued to build on our positive momentum from fiscal 2018 by executing on a number of strategic priorities during the quarter including the strong growth within our commercial mortgage loan portfolio and the ongoing integration of the Clifton Bancorp, Inc. (“CSBK”) acquisition which, subsequent to quarter end, culminated in the full system integration of CSBK’s banking products and services.”

Balance Sheet Highlights

•

The Company’s aggregate loan portfolio, excluding loans held for sale and the allowance for loan losses, increased by $159.2 million to $4.66 billion, or 70.0% of total assets, at September 30, 2018 from $4.50 billion, or 68.4% of total assets, at June 30, 2018. Commercial mortgage loans represented $152.6 million of this increase, totaling 69.0% of total loans at September 30, 2018.

•

The balance of cash and cash equivalents decreased by $84.4 million to $44.5 million at September 30, 2018 from $128.9 million at June 30, 2018. The decrease for the quarter ended September 30, 2018 reflected the reinvestment of excess cash balances into the loan portfolio. The Company generally seeks to limit the balance of cash and cash equivalents held to the levels needed to meet its day-to-day funding obligations and overall liquidity risk management objectives.

•

The Company’s total deposits decreased by $118.8 million to $3.95 billion at September 30, 2018, from $4.07 billion at June 30, 2018. The net decline in deposits primarily reflected a $210.8 million decrease in wholesale deposits attributable to the scheduled maturity and termination of the Company’s participation in Promontory Interfinancial Network’s (“Promontory”) Insured Network Deposits (“IND”) program. Partially offsetting this decrease was an increase of $92.0 million in other deposits comprising increases of $35.7 million and $56.3 million in retail and other wholesale deposits, respectively.

•

Total borrowings increased by $220.8 million to $1.42 billion at September 30, 2018, from $1.20 billion at June 30, 2018. The increase in borrowings for the quarter ended September 30, 2018 reflected an additional $200.0 million 90-day Federal Home Loan Bank (“FHLB”) term advance that was drawn to replace the maturing Promontory IND funding noted above coupled with an increase of $60.0 million in overnight borrowings drawn for liquidity management purposes. The Company had entered into a forward-starting interest rate swap contract in July 2016 to extend the effective duration of the new 90-day FHLB advance thereby effectively fixing its cost for a longer period of time. These increases were partially offset by decreases of $35.0 million in long-term FHLB advances resulting from the scheduled maturity of such advances coupled with a $4.9 million decrease in depositor sweep account balances representing normal day-to-day fluctuations in such balances.

Earnings Highlights

The noted balance sheet growth, reinvestment and reallocation achievements muted the adverse effects of the continuing increases in market interest rates and the flattening yield curve on the Company’s net interest margin:

•	The Company’s net interest income totaled $40.2 million for the quarter ended September 30, 2018 as compared to $40.6 million for the quarter ended June 30, 2018.

•

The Company’s net interest margin decreased four basis points to 2.68% for the quarter ended September 30, 2018 from 2.72% for the quarter ended June 30, 2018 while the net interest rate spread decreased by four basis points to 2.44% from 2.48% for those same comparative periods, respectively.

The Company’s mortgage banking, SBA lending and commercial mortgage lending strategies continued to supplement and diversify its sources of non-interest income:

•

Aggregate loan sale gains totaled $132,000 for the quarter ended September 30, 2018 compared to $127,000 for the quarter ended June 30, 2018. The modest increase in gains on sale reflected an increase in the average net gain recognized per loan sold that was partially offset by a decrease in the volume of such loans between comparative periods.

•	Fees and service charges remained stable, totaling $1.2 million for the quarters ended September 30, 2018 and June 30, 2018.

The Company continues to evaluate and implement tactics and strategies designed to improve operating practices, policies and procedures while making more efficient and effective use of its supporting infrastructure, including human resources, facilities and information technology systems.

•

The Company’s ratio of non-interest expense to average assets totaled 1.61% for the quarter ended September 30, 2018 compared to 1.90% for the prior quarter ended June 30, 2018. For those same comparative periods, the Company’s operating efficiency ratio decreased to 61.0% from 71.1%, respectively. The decrease in the Company’s non-interest expense ratio and efficiency ratio largely reflected the Company’s recognition of $5.1 million of non-recurring, merger-related charges during the quarter ended June 30, 2018.

Finally, the State of New Jersey enacted changes to its income tax laws that become effective on July 1, 2018. Such changes included provisions that imposed a surtax on Corporation Business Tax taxpayers whose allocated New Jersey net income exceeds $1.0 million. The surtax was imposed at an initial rate of 2.5% which became effective for the Company for its current tax year which began on July 1, 2018 and will continue through its next tax year beginning July 1, 2019. The surtax will decrease to 1.5% for the Company’s tax year beginning July 1, 2020 and will continue at that reduced rate through its tax year beginning July 1, 2021. The surtax will be discontinued for the Company’s tax year beginning on July 1, 2022.

Collectively, the factors noted above resulted in an increase in net income for the quarter ended September 30, 2018 compared to the prior quarter ended June 30, 2018. The increase in net income had a favorable impact on the Company’s earnings-based performance ratios as highlighted below:

•	The Company’s return on average assets for the quarter ended September 30, 2018 totaled 0.68% compared to 0.47% for the prior quarter ended June 30, 2018.

•	The Company’s return on average equity for the quarter ended September 30, 2018 totaled 3.55% compared to 2.39% for the prior quarter ended June 30, 2018.

Asset Quality Highlights

•

Asset quality remained strong throughout the quarter ended September 30, 2018. The outstanding balance of nonperforming loans totaled $20.5 million, or 0.44% of total loans, at September 30, 2018 as compared to $16.9 million, or 0.37% of total loans, at June 30, 2018. The allowance for loan losses increased to $32.7 million at September 30, 2018 from $30.9 million at June 30, 2018, resulting in a “total loan coverage ratio”, representing the balance of the allowance for loan losses as a percentage of total loans, of 0.69% and 0.68%, respectively.

•

The Company recognized net charge offs totaling approximately $234,000 for the quarter ended September 30, 2018, reflecting an annualized net charge off rate of 0.02% on the average balance of total loans for the period. By comparison, the Company’s net charge offs totaled approximately $101,000 for the quarter ended June 30, 2018, reflecting an annualized net charge off rate of 0.01%.

•

The Company’s provision for loan losses increased by $1.4 million to $2.1 million for the quarter ended September 30, 2018 compared to $717,000 for the quarter ended June 30, 2018. The increase in provision expense was largely attributable to the effects of comparatively greater growth during the quarter ended September 30, 2018 in the performing portion of the loan portfolio that is collectively evaluated for impairment.

Capital Highlights

•

The Company maintained its regular quarterly cash dividend payable to stockholders of $0.04 per share declared and paid during the quarter September 30, 2018. Additionally, the Company declared a special cash dividend of $0.16 during the quarter ended September 30, 2018. The Company continues to evaluate its dividend policies and practices in relation to its capital management and shareholder value objectives.

•

During the quarter ended September 30, 2018, the Company repurchased 1,957,600 shares of its capital stock at a total cost of $26.9 million and at an average cost of $13.75 per share. Such shares were repurchased in conjunction with the Company’s third share repurchase program announced in May 2018, through which it authorized the repurchase of 10,238,557 shares, or 10% its outstanding shares. Through September 30, 2018, the Company repurchased a total of 4,653,060 shares, or 45.4% of the shares authorized for repurchase under this third program, at a total cost of $65.3 million and at an average cost of $14.03 per share.

•

The Company’s and Bank’s regulatory capital ratios at September 30, 2018 were well in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

The exhibits that follow this narrative begin with the presentation of the Linked-Quarter Comparative Financial Analysis that supports the discussion above by presenting the Company’s financial condition and operating results for the quarter ended September 30, 2018 compared to those for the prior linked-quarter ended June 30, 2018. This analysis is followed by a tabular Five-Quarter Financial Trend Analysis that presents similar financial information, together with other financial highlights and performance metrics, over a consecutive five quarter look-back period that is intended to reflect the Company’s financial performance and strategic achievements over this extended period of time. The exhibits conclude with the presentation of the Reconciliation of GAAP to Non-GAAP financial data included in this news release.

Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Linked-Quarter Comparative Financial Analysis

Summary Balance Sheet (Dollars and Shares in Thousands, Except Per Share Data, Unaudited)	At		Variance or Change	Variance or Change Pct.
	September 30,	June 30,
	2018	2018
Assets
Cash and cash equivalents	$44,486	$128,864	$(84,378)	-65.5%
Securities available for sale	706,240	725,085	(18,845)	-2.6%
Securities held to maturity	602,838	589,730	13,108	2.2%
Loans held-for-sale	1,503	863	640	74.2%
Loans receivable, including yield adjustments	4,660,507	4,501,348	159,159	3.5%
Less allowance for loan losses	(32,731)	(30,865)	(1,866)	6.0%

Net loans receivable	4,627,776	4,470,483	157,293	3.5%
Premises and equipment	57,635	56,240	1,395	2.5%
Federal Home Loan Bank stock	66,428	59,004	7,424	12.6%
Accrued interest receivable	19,455	18,510	945	5.1%
Goodwill	210,895	210,895	—	0.0%
Core deposit intangible	6,018	6,295	(277)	-4.4%
Bank owned life insurance	251,410	249,816	1,594	0.6%
Deferred income taxes, net	22,136	23,754	(1,618)	-6.8%
Other real estate owned	674	725	(51)	-7.0%
Other assets	38,717	39,610	(893)	-2.3%

Total assets	$6,656,211	$6,579,874	$76,337	1.2%

Liabilities
Deposits	$3,954,821	$4,073,604	$(118,783)	-2.9%
Borrowings	1,419,424	1,198,646	220,778	18.4%
Advance payments by borrowers for taxes	10,687	18,088	(7,401)	-40.9%
Other liabilities	35,198	20,788	14,410	69.3%

Total liabilities	5,420,130	5,311,126	109,004	2.1%
Stockholders’ Equity
Common stock	978	996	(18)	-1.8%
Paid-in capital	897,551	922,711	(25,160)	-2.7%
Retained earnings	350,838	359,096	(8,258)	-2.3%
Unearned ESOP shares	(32,104)	(32,590)	486	-1.5%
Accumulated other comprehensive income, net	18,818	18,535	283	1.5%

Total stockholders’ equity	1,236,081	1,268,748	(32,667)	-2.6%

Total liabilities and stockholders’ equity	$6,656,211	$6,579,874	$76,337	1.2%

Consolidated capital ratios
Equity to assets	18.57%	19.28%	-0.71%
Tangible equity to tangible assets	15.83%	16.53%	-0.70%
Share data
Outstanding shares	97,754	99,626	(1,872)	-1.9%
Equity per share	$12.64	$12.74	$(0.10)	-0.7%
Tangible equity per share (1)	$10.43	$10.56	$(0.13)	-1.2%

(1)	Tangible equity equals total stockholders’ equity reduced by goodwill and core deposit intangible assets.

Summary Income Statement (Dollars and Shares in Thousands, Except Per Share Data, Unaudited)	For the three months ended		Variance or Change	Variance or Change Pct.
	September 30,	June 30,
	2018	2018
Interest income
Loans	$47,437	$46,615	$822	1.8%
Taxable investment securities	8,879	8,670	209	2.4%
Tax-exempt investment securities	716	702	14	2.0%
Other interest-earning assets	1,174	1,275	(101)	-7.9%

Total Interest Income	58,206	57,262	944	1.6%
Interest expense
Deposits	10,539	9,755	784	8.0%
Borrowings	7,487	6,916	571	8.3%

Total interest expense	18,026	16,671	1,355	8.1%

Net interest income	40,180	40,591	(411)	-1.0%
Provision for loan losses	2,100	717	1,383	192.9%

Net interest income after provision for loan losses	38,080	39,874	(1,794)	-4.5%

Non-interest income
Fees and service charges	1,173	1,205	(32)	-2.7%
Gain on sale and call of securities	—	9	(9)	-100.0%
Gain on sale of loans	132	127	5	3.9%
(Loss) gain on sale of real estate owned	(50)	60	(110)	-183.3%
Income from bank owned life insurance	1,594	1,604	(10)	-0.6%
Electronic banking fees and charges	250	278	(28)	-10.1%
Miscellaneous	83	75	8	10.7%

Total non-interest income	3,182	3,358	(176)	-5.2%
Non-interest expense
Salaries and employee benefits	15,642	15,353	289	1.9%
Net occupancy expense of premises	2,736	2,716	20	0.7%
Equipment and systems	2,926	2,776	150	5.4%
Advertising and marketing	577	757	(180)	-23.8%
Federal deposit insurance premium	465	463	2	0.4%
Directors’ compensation	758	754	4	0.5%
Merger-related expenses	—	5,149	(5,149)	-100.0%
Miscellaneous	3,353	3,289	64	1.9%

Total non-interest expense	26,457	31,257	(4,800)	-15.4%

Income before income taxes	14,805	11,975	2,830	23.6%
Income taxes	3,659	4,257	(598)	-14.0%

Net income	$11,146	$7,718	$3,428	44.4%

Net income per common share (EPS)
Basic	$0.12	$0.08	$0.04
Diluted	$0.12	$0.08	$0.04
Dividends declared (1)
Cash dividends declared per common share	$0.20	$0.04	$0.16
Cash dividends declared	$19,404	$3,892	$15,512
Dividend payout ratio	174.1%	50.4%	123.7%
Weighted average number of common shares outstanding
Basic	95,127	98,046	(2,919)
Diluted	95,181	98,100	(2,919)

(1)

Dividends declared during the quarter ended September 30, 2018 include a $0.16 special dividend representing a supplemental distribution of net income to stockholders from the fiscal year ended June 30, 2018.

Average Balance Sheet Data (Dollars in Thousands, Unaudited)	For the three months ended		Variance or Change	Variance or Change Pct.
	September 30,	June 30,
	2018	2018
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,562,375	$4,507,336	$55,039	1.2%
Taxable investment securities	1,180,655	1,192,066	(11,411)	-1.0%
Tax-exempt investment securities	136,056	134,683	1,373	1.0%
Other interest-earning assets	112,629	142,591	(29,962)	-21.0%

Total interest-earning assets	5,991,715	5,976,676	15,039	0.3%
Non-interest-earning assets	596,006	586,976	9,030	1.5%

Total assets	$6,587,721	$6,563,652	$24,069	0.4%

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$788,148	$1,004,445	$(216,297)	-21.5%
Savings and club	747,743	724,430	23,313	3.2%
Certificates of deposit	2,046,997	1,983,372	63,625	3.2%

Total interest-bearing deposits	3,582,888	3,712,247	(129,359)	-3.5%
Borrowings:
Federal Home Loan Bank Advances	1,350,113	1,179,147	170,966	14.5%
Other borrowings	40,981	34,636	6,345	18.3%

Total borrowings	1,391,094	1,213,783	177,311	14.6%

Total interest-bearing liabilities	4,973,982	4,926,030	47,952	1.0%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	314,114	305,763	8,351	2.7%
Other non-interest-bearing liabilities	43,533	39,340	4,193	10.7%

Total non-interest-bearing liabilities	357,647	345,103	12,544	3.6%

Total liabilities	5,331,629	5,271,133	60,496	1.1%
Stockholders’ equity	1,256,092	1,292,519	(36,427)	-2.8%

Total liabilities and stockholders’ equity	$6,587,721	$6,563,652	$24,069	0.4%

Average interest-earning assets to average interest-bearing liabilities	120.46%	121.33%	-0.87%	-0.7%

Performance Ratio Highlights	For the three months ended		Variance or Change
	September 30,	June 30,
	2018	2018
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.16%	4.14%	0.02%
Taxable investment securities	3.01%	2.91%	0.10%
Tax-exempt investment securities (1)	2.10%	2.09%	0.01%
Other interest-earning assets	4.17%	3.58%	0.59%

Total interest-earning assets	3.89%	3.83%	0.06%
Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.86%	0.89%	-0.03%
Savings and club	0.41%	0.29%	0.12%
Certificates of deposit	1.58%	1.41%	0.17%

Total interest-bearing deposits	1.18%	1.05%	0.13%
Borrowings:
Federal Home Loan Bank Advances	2.19%	2.34%	-0.15%
Other borrowings	0.94%	0.34%	0.60%

Total borrowings	2.15%	2.28%	-0.13%

Total interest-bearing liabilities	1.45%	1.35%	0.10%
Interest rate spread (2)	2.44%	2.48%	-0.04%
Net interest margin (3)	2.68%	2.72%	-0.04%
Non-interest income to average assets (annualized)	0.19%	0.20%	-0.01%
Non-interest expense to average assets (annualized)	1.61%	1.90%	-0.30%
Efficiency ratio (4)	61.01%	71.12%	-10.11%
Return on average assets (annualized)	0.68%	0.47%	0.21%
Return on average equity (annualized)	3.55%	2.39%	1.16%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.

Five-Quarter Financial Trend Analysis

Summary Balance Sheet (Dollars and Shares in Thousands, Except Per Share Data, Unaudited)	At
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Assets
Cash and cash equivalents	$44,486	$128,864	$38,283	$50,685	$38,823
Securities available for sale	706,240	725,085	684,771	637,671	636,600
Securities held to maturity	602,838	589,730	459,380	471,452	482,926
Loans held-for-sale	1,503	863	2,377	3,490	3,808
Loans receivable, including yield adjustments	4,660,507	4,501,348	3,351,369	3,291,516	3,260,328
Less allowance for loan losses	(32,731)	(30,865)	(30,248)	(30,066)	(29,445)

Net loans receivable	4,627,776	4,470,483	3,321,121	3,261,450	3,230,883
Premises and equipment	57,635	56,240	42,856	41,829	40,132
Federal Home Loan Bank stock	66,428	59,004	39,112	39,113	39,115
Accrued interest receivable	19,455	18,510	13,926	13,524	13,268
Goodwill	210,895	210,895	108,591	108,591	108,591
Core deposit intangible	6,018	6,295	206	233	261
Bank owned life insurance	251,410	249,816	184,981	183,754	182,489
Deferred income taxes, net	22,136	23,754	3,898	6,941	13,230
Other real estate owned	674	725	1,094	1,693	2,424
Other assets	38,717	39,610	33,104	23,421	15,600

Total assets	$6,656,211	$6,579,874	$4,933,700	$4,843,847	$4,808,150

Liabilities
Deposits	$3,954,821	$4,073,604	$3,067,102	$3,033,231	$2,952,887
Borrowings	1,419,424	1,198,646	852,009	798,864	808,554
Advance payments by borrowers for taxes	10,687	18,088	8,969	8,511	9,787
Other liabilities	35,198	20,788	14,419	13,968	22,689

Total liabilities	5,420,130	5,311,126	3,942,499	3,854,574	3,793,917
Stockholders’ Equity
Common stock	978	996	788	795	815
Paid-in capital	897,551	922,711	653,045	662,093	690,204
Retained earnings	350,838	359,096	355,270	353,536	354,123
Unearned ESOP shares	(32,104)	(32,590)	(33,076)	(33,563)	(34,049)
Accumulated other comprehensive income, net	18,818	18,535	15,174	6,412	3,140

Total stockholders’ equity	1,236,081	1,268,748	991,201	989,273	1,014,233

Total liabilities and stockholders’ equity	$6,656,211	$6,579,874	$4,933,700	$4,843,847	$4,808,150

Consolidated capital ratios
Equity to assets	18.57%	19.28%	20.09%	20.42%	21.09%
Tangible equity to tangible assets	15.83%	16.53%	18.29%	18.59%	19.27%
Share data
Outstanding shares	97,754	99,626	78,765	79,527	81,548
Equity per share	$12.64	$12.74	$12.58	$12.44	$12.44
Tangible equity per share (1)	$10.43	$10.56	$11.20	$11.07	$11.10

(1)	Tangible equity equals total stockholders’ equity reduced by goodwill and core deposit intangible assets.

Supplemental Balance Sheet Highlights (Dollars in Thousands, Unaudited)	At
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Cash and cash equivalents
Cash and due from depository institutions	$21,973	$26,199	$18,229	$17,899	$17,972
Interest-bearing deposits in other banks	22,513	102,665	20,054	32,786	20,851

Total cash and cash equivalents	$44,486	$128,864	$38,283	$50,685	$38,823
Securities available for sale
Debt securities:
U.S. agency securities	$4,070	$4,411	$4,667	$4,810	$5,063
Municipal and state obligations	25,907	26,088	26,733	27,428	27,725
Asset-backed securities	182,390	182,620	182,066	169,484	163,615
Collateralized loan obligations	215,569	226,066	178,342	133,341	128,383
Corporate bonds	147,811	147,594	142,202	142,397	142,489
Trust preferred securities	3,794	3,783	8,485	8,494	8,544

Debt securities available for sale	579,541	590,562	542,495	485,954	475,819
Mortgage-backed securities:
Collateralized mortgage obligations	23,097	24,292	25,601	27,187	28,790
Residential pass-through securities	95,795	102,359	108,736	116,496	123,868
Commercial pass-through securities	7,807	7,872	7,939	8,034	8,123

Mortgage-backed securities	126,699	134,523	142,276	151,717	160,781

Total securities available for sale	$706,240	$725,085	$684,771	$637,671	$636,600
Securities held to maturity
Debt securities:
U.S. agency securities	$—	$—	$—	$—	$35,000
Municipal and state obligations	109,061	109,483	98,011	100,671	95,954
Subordinated debt	46,275	46,294	30,000	25,000	15,000

Debt securities held to maturity	155,336	155,777	128,011	125,671	145,954
Mortgage-backed securities:
Collateralized mortgage obligations	54,130	56,886	34,309	35,861	16,600
Residential pass-through securities	190,812	200,622	151,605	160,487	169,257
Commercial pass-through securities	202,560	176,445	145,455	149,433	151,115

Mortgage-backed securities	447,502	433,953	331,369	345,781	336,972

Total securities held to maturity	$602,838	$589,730	$459,380	$471,452	$482,926

Total securities	$1,309,078	$1,314,815	$1,144,151	$1,109,123	$1,119,526

Supplemental Balance Sheet Highlights (Dollars in Thousands, Unaudited)	At
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Loan portfolio composition:
Residential first mortgage loans	$1,303,249	$1,297,453	$563,807	$574,322	$559,593
Home equity loans and lines of credit	93,473	90,761	79,522	80,961	80,746

Residential mortgage loans	1,396,722	1,388,214	643,329	655,283	640,339
Multifamily mortgage loans	1,898,831	1,758,584	1,471,573	1,438,386	1,427,840
Nonresidential and mixed use mortgage loans	1,315,279	1,302,961	1,113,385	1,069,254	1,085,983

Commercial mortgage loans	3,214,110	3,061,545	2,584,958	2,507,640	2,513,823
Commercial business loans	78,317	85,825	88,216	92,442	81,676
Construction loans	26,581	23,271	22,963	22,205	8,320
Account loans	3,133	3,283	3,038	2,996	2,800
Other consumer loans	4,427	5,777	7,186	8,951	10,988

Consumer loans	7,560	9,060	10,224	11,947	13,788

Total loans, excluding yield adjustments	4,723,290	4,567,915	3,349,690	3,289,517	3,257,946
Unamortized yield adjustments	(62,783)	(66,567)	1,679	1,999	2,382

Loans receivable, including yield adjustments	4,660,507	4,501,348	3,351,369	3,291,516	3,260,328
Less allowance for loan losses	(32,731)	(30,865)	(30,248)	(30,066)	(29,445)

Net loans receivable	$4,627,776	$4,470,483	$3,321,121	$3,261,450	$3,230,883
Loan portfolio allocation:
Residential first mortgage loans	27.6%	28.4%	16.8%	17.5%	17.2%
Home equity loans and lines of credit	2.0%	2.0%	2.4%	2.5%	2.5%

Residential mortgage loans	29.6%	30.4%	19.2%	20.0%	19.7%
Multifamily mortgage loans	40.2%	38.5%	43.9%	43.7%	43.8%
Nonresidential and mixed use mortgage loans	27.8%	28.5%	33.2%	32.5%	33.3%

Commercial mortgage loans	68.0%	67.0%	77.1%	76.2%	77.1%
Commercial business loans	1.6%	1.9%	2.6%	2.8%	2.5%
Construction loans	0.6%	0.5%	0.7%	0.7%	0.3%
Account loans	0.1%	0.1%	0.1%	0.1%	0.1%
Other consumer loans	0.1%	0.1%	0.3%	0.2%	0.3%

Consumer loans	0.2%	0.2%	0.4%	0.3%	0.4%

Total loans, excluding yield adjustments	100.0%	100.0%	100.0%	100.0%	100.0%
Asset quality:
Nonperforming assets:
Accruing loans > 90 days past due	$19	$60	$45	$31	$105
Nonaccrual loans	20,473	16,799	14,190	16,315	18,006

Total nonperforming loans	20,492	16,859	14,235	16,346	18,111
Other real estate owned	674	725	1,094	1,693	2,424

Total nonperforming assets	$21,166	$17,584	$15,329	$18,039	$20,535
Nonperforming loans (% total loans)	0.44%	0.37%	0.42%	0.50%	0.56%
Nonperforming assets (% total assets)	0.32%	0.27%	0.31%	0.37%	0.43%
Allowance for loan losses (ALLL):
ALLL to total loans	0.69%	0.68%	0.90%	0.91%	0.90%
ALLL to nonperforming loans	159.73%	183.08%	212.49%	183.93%	162.58%
Net charge offs	$234	$101	$241	$315	$471
Average net charge off rate (annualized)	0.02%	0.01%	0.03%	0.04%	0.06%

Supplemental Balance Sheet Highlights (Dollars in Thousands, Unaudited)	At
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Funding by type:
Deposits
Non-interest-bearing deposits	$308,631	$311,938	$270,217	$275,065	$279,263
Interest-bearing demand	786,069	1,000,989	871,425	879,385	855,822
Savings and club	743,289	744,039	515,805	517,400	519,037
Certificates of deposit	2,116,832	2,016,638	1,409,655	1,361,381	1,298,765

Interest-bearing deposits	3,646,190	3,761,666	2,796,885	2,758,166	2,673,624

Total deposits	3,954,821	4,073,604	3,067,102	3,033,231	2,952,887
Borrowings:
Federal Home Loan Bank advances	1,335,844	1,170,144	775,625	775,649	775,673
Overnight borrowings	60,000	—	42,000	—	—
Depositor sweep accounts	23,580	28,502	34,384	23,215	32,881

Total borrowings	1,419,424	1,198,646	852,009	798,864	808,554

Total funding	$5,374,245	$5,272,250	$3,919,111	$3,832,095	$3,761,441

Loans as a % of deposits	117.1%	109.8%	108.4%	107.6%	109.5%
Deposits as a % of total funding	73.6%	77.3%	78.3%	79.2%	78.5%
Borrowings as a % of total funding	26.4%	22.7%	21.7%	20.8%	21.5%
Funding by source:
Retail funding
Non-interest-bearing deposits	$308,631	$311,938	$270,217	$275,065	$279,263
Interest-bearing demand	786,069	790,164	656,114	657,349	633,478
Savings and club	743,289	744,039	515,805	517,400	519,037
Certificates of deposit	1,871,903	1,828,039	1,247,900	1,210,428	1,175,329

Total retail deposits	3,709,892	3,674,180	2,690,036	2,660,242	2,607,107
Depositor sweep accounts	23,580	28,502	34,384	23,215	32,881

Total retail funding	3,733,472	3,702,682	2,724,420	2,683,457	2,639,988
Wholesale funding:
Interest-bearing demand	$—	$210,825	$215,311	$222,036	$222,344
Certificates of deposit (listing service)	104,990	104,256	104,934	93,853	101,791
Certificates of deposit (brokered)	139,939	84,343	56,821	57,100	21,645

Total wholesale deposits	244,929	399,424	377,066	372,989	345,780
FHLB Advances	1,335,844	1,170,144	775,625	775,649	775,673
Overnight borrowings	60,000	—	42,000	—	—

Total wholesale funding	1,640,773	1,569,568	1,194,691	1,148,638	1,121,453

Total funding	$5,374,245	$5,272,250	$3,919,111	$3,832,095	$3,761,441

Retail funding as a % of total funding	69.5%	70.2%	69.5%	70.0%	70.2%
Wholesale funding as a % of total funding	30.5%	29.8%	30.5%	30.0%	29.8%

Summary Income Statement (Dollars and Shares in Thousands, Except Per Share Data, Unaudited)	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Interest income
Loans	$47,437	$46,615	$30,728	$30,610	$30,473
Taxable investment securities	8,879	8,670	6,450	6,077	5,856
Tax-exempt investment securities	716	702	652	641	621
Other interest-earning assets	1,174	1,275	715	704	642

Total interest income	58,206	57,262	38,545	38,032	37,592
Interest expense
Deposits	10,539	9,755	7,026	6,649	6,219
Borrowings	7,487	6,916	4,462	4,548	4,563

Total interest expense	18,026	16,671	11,488	11,197	10,782

Net interest income	40,180	40,591	27,057	26,835	26,810
Provision for loan losses	2,100	717	423	936	630

Net interest income after provision for loan losses	38,080	39,874	26,634	25,899	26,180

Non-interest income
Fees and service charges	1,173	1,205	1,537	1,409	1,261
Gain (loss) on sale and call of securities	—	9	(1)	—	—
Gain on sale of loans	132	127	346	200	331
(Loss) gain on sale of real estate owned	(50)	60	7	23	(109)
Income from bank owned life insurance	1,594	1,604	1,227	1,264	1,267
Electronic banking fees and charges	250	278	243	302	278
Miscellaneous	83	75	189	65	66

Total non-interest income	3,182	3,358	3,548	3,263	3,094
Non-interest expense
Salaries and employee benefits	15,642	15,353	12,888	12,926	12,793
Net occupancy expense of premises	2,736	2,716	2,359	2,122	1,981
Equipment and systems	2,926	2,776	2,323	2,193	2,190
Advertising and marketing	577	757	745	748	710
Federal deposit insurance premium	465	463	350	343	360
Directors’ compensation	758	754	689	688	689
Merger-related expenses	—	5,149	401	1,193	—
Miscellaneous	3,353	3,289	2,788	2,551	2,563

Total non-interest expense	26,457	31,257	22,543	22,764	21,286

Income before income taxes	14,805	11,975	7,639	6,398	7,988
Income taxes	3,659	4,257	2,262	5,129	2,756

Net income	$11,146	$7,718	$5,377	$1,269	$5,232

Net income per common share (EPS)
Basic	$0.12	$0.08	$0.07	$0.02	$0.07
Diluted	$0.12	$0.08	$0.07	$0.02	$0.07
Dividends declared (1) (2)
Cash dividends declared per common share	$0.20	$0.04	$0.03	$0.03	$0.15
Cash dividends declared	$19,404	$3,892	$2,262	$1,856	$12,148
Dividend payout ratio	174.1%	50.4%	42.1%	146.3%	232.2%
Weighted average number of common shares outstanding
Basic	95,127	98,046	75,492	77,174	79,649
Diluted	95,181	98,100	75,539	77,239	79,708

(1)

Dividends declared during the quarter ended September 30, 2018 include a $0.16 special dividend representing a supplemental distribution of net income to stockholders from the fiscal year ended June 30, 2018.

(2)

Dividends declared during the quarter ended September 30, 2017 include a $0.12 special dividend representing a supplemental distribution of net income to stockholders from the fiscal year ended June 30, 2017.

Average Balance Sheet Data (Dollars in Thousands, Unaudited)	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,562,375	$4,507,336	$3,293,664	$3,255,862	$3,257,465
Taxable investment securities	1,180,655	1,192,066	1,003,600	996,397	1,001,183
Tax-exempt investment securities	136,056	134,683	127,605	126,214	122,685
Other interest-earning assets	112,629	142,591	67,770	82,539	79,920

Total interest-earning assets	5,991,715	5,976,676	4,492,639	4,461,012	4,461,253
Non-interest-earning assets	596,006	586,976	369,299	364,015	361,259

Total assets	$6,587,721	$6,563,652	$4,861,938	$4,825,027	$4,822,512

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$788,148	$1,004,445	$870,762	$854,142	$858,039
Savings and club	747,743	724,430	513,948	518,513	522,686
Certificates of deposit	2,046,997	1,983,372	1,385,151	1,336,466	1,284,847

Total interest-bearing deposits	3,582,888	3,712,247	2,769,861	2,709,121	2,665,572
Borrowings:
Federal Home Loan Bank Advances	1,350,113	1,179,147	777,721	777,460	778,104
Other borrowings	40,981	34,636	33,529	30,606	32,041

Total borrowings	1,391,094	1,213,783	811,250	808,066	810,145

Total interest-bearing liabilities	4,973,982	4,926,030	3,581,111	3,517,187	3,475,717
Non-interest-bearing liabilities:
Non-interest-bearing deposits	314,114	305,763	267,152	277,236	274,858
Other non-interest-bearing liabilities	43,533	39,340	24,953	25,777	31,070

Total non-interest-bearing liabilities	357,647	345,103	292,105	303,013	305,928

Total liabilities	5,331,629	5,271,133	3,873,216	3,820,200	3,781,645
Stockholders’ equity	1,256,092	1,292,519	988,722	1,004,827	1,040,867

Total liabilities and stockholders’ equity	$6,587,721	$6,563,652	$4,861,938	$4,825,027	$4,822,512

Average interest-earning assets to average interest-bearing liabilities	120.46%	121.33%	125.45%	126.83%	128.35%

Performance Ratio Highlights	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.16%	4.14%	3.73%	3.76%	3.74%
Taxable investment securities	3.01%	2.91%	2.57%	2.44%	2.34%
Tax-exempt investment securities (1)	2.10%	2.09%	2.04%	2.03%	2.03%
Other interest-earning assets	4.17%	3.58%	4.22%	3.42%	3.21%

Total interest-earning assets	3.89%	3.83%	3.43%	3.41%	3.37%
Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.86%	0.89%	0.84%	0.80%	0.76%
Savings and club	0.41%	0.29%	0.12%	0.12%	0.12%
Certificates of deposit	1.58%	1.41%	1.46%	1.43%	1.38%

Total interest-bearing deposits	1.18%	1.05%	1.01%	0.98%	0.93%
Borrowings:
Federal Home Loan Bank Advances	2.19%	2.34%	2.27%	2.33%	2.33%
Other borrowings	0.94%	0.34%	0.56%	0.27%	0.27%

Total borrowings	2.15%	2.28%	2.20%	2.25%	2.25%

Total interest-bearing liabilities	1.45%	1.35%	1.28%	1.27%	1.24%
Interest rate spread (2)	2.44%	2.48%	2.15%	2.14%	2.13%
Net interest margin (3)	2.68%	2.72%	2.41%	2.41%	2.40%
Non-interest income to average assets (annualized)	0.19%	0.20%	0.29%	0.27%	0.26%
Non-interest expense to average assets (annualized)	1.61%	1.90%	1.85%	1.89%	1.77%
Efficiency ratio (4)	61.01%	71.12%	73.66%	75.63%	71.18%
Return on average assets (annualized)	0.68%	0.47%	0.44%	0.11%	0.43%
Return on average equity (annualized)	3.55%	2.39%	2.18%	0.51%	2.01%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included below. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Reconciliation of GAAP to Non-GAAP (Dollars in Thousands, Except Per Share Data, Unaudited)	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Adjusted Net Income
Net income (GAAP)	$11,146	$7,718	$5,377	$1,269	$5,232
Effect to adjust for:
Merger-related expenses	—	5,149	401	1,193	—
Income tax benefit from merger-related expenses	—	(1,451)	(22)	(165)	—
Income tax expense for write-down of net deferred tax asset	—	—	—	4,867	—
Income tax benefit for write-down of net deferred tax liability	—	—	—	(1,381)	—
Income tax benefit for reduction in current year income tax rate (from 35% to 28%)	—	—	—	(769)	—

Adjusted net income (non-GAAP)	$11,146	$11,416	$5,756	$5,014	$5,232

Adjusted Net Income per Common Share (EPS)
Net income per common share Basic (GAAP)	$0.12	$0.08	$0.07	$0.02	$0.07
Effect to adjust for:
Merger-related expenses	—	0.05	0.01	0.02	—
Income tax benefit from merger-related expenses	—	(0.01)	—	(0.01)	—
Income tax expense for write-down of net deferred tax asset	—	—	—	0.06	—
Income tax benefit for write-down of net deferred tax liability	—	—	—	(0.02)	—
Income tax benefit for reduction in current year income tax rate (from 35% to 28%)	—	—	—	(0.01)	—

Adjusted net income per common share Basic (non-GAAP)	$0.12	$0.12	$0.08	$0.06	$0.07

Adjusted Net Income per Common Share (EPS)
Net income per common share Diluted (GAAP)	$0.12	$0.08	$0.07	$0.02	$0.07
Effect to adjust for:
Merger-related expenses	—	0.05	0.01	0.02	—
Income tax benefit from merger-related expenses	—	(0.01)	—	(0.01)	—
Income tax expense for write-down of net deferred tax asset	—	—	—	0.06	—
Income tax benefit for write-down of net deferred tax liability	—	—	—	(0.02)	—
Income tax benefit for reduction in current year income tax rate (from 35% to 28%)	—	—	—	(0.01)	—

Adjusted net income per common share Diluted (non-GAAP)	$0.12	$0.12	$0.08	$0.06	$0.07

Reconciliation of GAAP to Non-GAAP (Unaudited)	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Adjusted Non-Interest Expense
Non-interest expense (GAAP)	26,457	31,257	22,543	22,764	21,286
Effect to adjust for:
Merger-related expenses	—	(5,149)	(401)	(1,193)	—

Adjusted non-interest expense (non-GAAP)	26,457	26,108	22,142	21,571	21,286

Adjusted Non-Interest Expense Ratio
Non-interest expense to average assets (GAAP)	1.61%	1.90%	1.85%	1.89%	1.77%
Effect to adjust for:
Merger-related expenses	0.00%	-0.31%	-0.03%	-0.10%	0.00%

Adjusted non-interest expense ratio (non-GAAP)	1.61%	1.59%	1.82%	1.79%	1.77%

Adjusted Efficiency Ratio
Non-interest expense / (Net interest income + non-interest income) (GAAP)	61.0%	71.1%	73.7%	75.6%	71.2%
Effect to adjust for:
Merger-related expenses	0.0%	-11.7%	-1.3%	-3.9%	0.0%

Adjusted efficiency ratio (non-GAAP)	61.0%	59.4%	72.4%	71.7%	71.2%

Adjusted Return on Average Assets
Return on average assets (GAAP)	0.68%	0.47%	0.44%	0.11%	0.43%
Effect to adjust for:
Merger-related expenses	0.00%	0.31%	0.03%	0.09%	0.00%
Income tax benefit from merger-related expenses	0.00%	-0.09%	0.00%	-0.01%	0.00%
Income tax expense for write-down of net deferred tax asset	0.00%	0.00%	0.00%	0.40%	0.00%
Income tax benefit for write-down of net deferred tax liability	0.00%	0.00%	0.00%	-0.11%	0.00%
Income tax benefit for reduction in current year income tax rate (from 35% to 28%)	0.00%	0.00%	0.00%	-0.06%	0.00%

Adjusted return on average assets (non-GAAP)	0.68%	0.69%	0.47%	0.42%	0.43%

Adjusted Return on Average Equity
Return on average equity (GAAP)	3.55%	2.39%	2.18%	0.51%	2.01%
Effect to adjust for:
Merger-related expenses	0.00%	1.59%	0.16%	0.48%	0.00%
Income tax benefit from merger-related expenses	0.00%	-0.45%	-0.01%	-0.07%	0.00%
Income tax expense for write-down of net deferred tax asset	0.00%	0.00%	0.00%	1.94%	0.00%
Income tax benefit for write-down of net deferred tax liability	0.00%	0.00%	0.00%	-0.55%	0.00%
Income tax benefit for reduction in current year income tax rate (from 35% to 28%)	0.00%	0.00%	0.00%	-0.31%	0.00%

Adjusted return on average equity (non-GAAP)	3.55%	3.53%	2.33%	2.00%	2.01%